UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-22127
Columbia Funds Variable Series Trust II
(Exact name of registrant as specified in charter)

290 Congress Street
Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

Ryan C. Larrenaga, Esq.
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

(Name and address of agent for service)
Registrant's telephone number, including area code:
(800) 345-6611
Date of fiscal year end:
Last Day of

December
Date of reporting period:
December 31, 2024
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100

F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders
Columbia Variable Portfolio Commodity Strategy Fund
Class 1
Annual Shareholder Report | December 31, 2024
This annual shareholder report contains important information about Columbia Variable Portfolio Commodity Strategy Fund (the Fund) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 1	$ 79	0.76%
Management's Discussion of Fund Performance
The performance of Class 1 shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Sector allocation
| Overweight allocation to energy, softs and livestock positively contributed to performance. Within softs, the Fund’s out-of-benchmark allocation to cocoa was the primary driver of results. Within energy, overweight allocations in crude oil and unleaded gas drove results. An overweight to live cattle was additive.
Curve positioning
| Curve positioning in the energy sector drove results as positioning in natural gas contracts was the main contributor to Fund performance relative to the benchmark.
Top Performance Detractors
Sector allocation
| An overweight allocation to grains was the main detractor for the Fund’s relative performance during the period. The Fund’s allocation within the soybean complex was the primary detractor of Fund results within grains.
Curve positioning
| Curve positioning in livestock and softs weighed on relative performance for the period. Within livestock, curve exposure in live cattle and lean hogs was the main drag on results. Within softs, curve positioning in coffee and sugar were the primary detractors for the Fund’s relative performance.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Class 1 shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 1	7.24	9.27	2.43
Bloomberg Commodity Index Total Return	5.38	6.77	1.28
MSCI ACWI Index (Net) (a)	17.49	10.06	9.23
(a)
Effective August 1, 2024, the Fund compares its performance to the MSCI ACWI Index (Net), a broad-based performance index as required by new regulatory requirements. The Fund’s performance also continues to be compared to its prior benchmark, which management believes more closely represents the market sectors and/or asset classes in which the Fund primarily invests.

Past performance does not guarantee future performance.
Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.
Key Fund Statistics
Fund net assets	$ 91,899,919
Total number of portfolio holdings	310
Management services fees (represents 0.63% of Fund average net assets)	$ 675,798
Portfolio turnover for the reporting period	115%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Derivative Commodities Exposure
Long
Agriculture	30.1%
Energy	32.7%
Industrial Metals	16.7%
Livestock	6.8%
Precious Metals	23.3%
Asset Categories
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 1-800-345-6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Columbia Variable funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Columbia Variable Portfolio Commodity Strategy Fund
Class 2
Annual Shareholder Report | December 31, 2024
This annual shareholder report contains important information about Columbia Variable Portfolio Commodity Strategy Fund (the Fund) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 2	$ 105	1.01%
Management's Discussion of Fund Performance
The performance of Class 2 shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Sector allocation
| Overweight allocation to energy, softs and livestock positively contributed to performance. Within softs, the Fund’s out-of-benchmark allocation to cocoa was the primary driver of results. Within energy, overweight allocations in crude oil and unleaded gas drove results. An overweight to live cattle was additive.
Curve positioning
| Curve positioning in the energy sector drove results as positioning in natural gas contracts was the main contributor to Fund performance relative to the benchmark.
Top Performance Detractors
Sector allocation
| An overweight allocation to grains was the main detractor for the Fund’s relative performance during the period. The Fund’s allocation within the soybean complex was the primary detractor of Fund results within grains.
Curve positioning
| Curve positioning in livestock and softs weighed on relative performance for the period. Within livestock, curve exposure in live cattle and lean hogs was the main drag on results. Within softs, curve positioning in coffee and sugar were the primary detractors for the Fund’s relative performance.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Class 2 shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 2	7.09	8.94	2.15
Bloomberg Commodity Index Total Return	5.38	6.77	1.28
MSCI ACWI Index (Net) (a)	17.49	10.06	9.23
(a)
Effective August 1, 2024, the Fund compares its performance to the MSCI ACWI Index (Net), a broad-based performance index as required by new regulatory requirements. The Fund’s performance also continues to be compared to its prior benchmark, which management believes more closely represents the market sectors and/or asset classes in which the Fund primarily invests.

Past performance does not guarantee future performance.
Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.
Key Fund Statistics
Fund net assets	$ 91,899,919
Total number of portfolio holdings	310
Management services fees (represents 0.63% of Fund average net assets)	$ 675,798
Portfolio turnover for the reporting period	115%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Derivative Commodities Exposure
Long
Agriculture	30.1%
Energy	32.7%
Industrial Metals	16.7%
Livestock	6.8%
Precious Metals	23.3%
Asset Categories
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 1-800-345-6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Columbia Variable funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR. A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that J. Kevin Connaughton, Brian J. Gallagher, Douglas A. Hacker, David M. Moffett and Sandra L. Yeager qualify as “audit committee financial experts,” as such term is defined in Form N-CSR. Mr. Connaughton, Mr. Gallagher, Mr. Hacker, Mr. Moffett and Ms. Yeager, are also each “independent” members of the Audit Committee pursuant to paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

	Amount billed to the registrant ($)		Amount billed to the registrant's investment advisor ($)
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Audit fees (a)	41,999	40,290	0	0
Audit-related fees (b)	0	0	0	0
Tax fees (c)	13,430	12,500	0	0
All other fees (d)	0	0	0	0
Non-audit fees (g)	0	0	581,000	577,000

(a)    Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c)    Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice, tax planning and foreign tax filings, if applicable.

(d)    All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above and typically include SOC-1 reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)    Not applicable.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)    The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)    Not applicable.

(j)    Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Columbia Variable Portfolio – Commodity Strategy Fund
Annual Financial Statements and Additional Information
December 31, 2024
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Columbia Variable Portfolio – Commodity Strategy Fund | 2024

Consolidated Portfolio of Investments
December 31, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Asset-Backed Securities - Non-Agency 19.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACHV ABS Trust(a)
Series 2024-1PL Class A
04/25/2031	5.900%	53,167	53,625
Series 2024-2PL Class A
10/27/2031	5.070%	357,847	358,658
Subordinated Series 2024-1PL Class B
04/25/2031	6.340%	60,894	61,536
ACM Auto Trust(a)
Series 2024-2A Class A
02/20/2029	6.060%	162,432	163,041
Affirm Asset Securitization Trust(a)
Series 2023-B Class A
09/15/2028	6.820%	350,000	355,275
Series 2023-X1 Class A
11/15/2028	7.110%	20,580	20,627
Series 2024-X1 Class A
05/15/2029	6.270%	208,463	209,175
Series 2024-X2 Class A
12/17/2029	5.220%	700,000	701,079
Amur Equipment Finance Receivables X LLC(a)
Series 2022-1A Class A2
10/20/2027	1.640%	24,925	24,764
BMW Vehicle Lease Trust
Series 2024-1 Class A4
06/25/2027	5.000%	250,000	251,415
Carmax Auto Owner Trust
Series 2022-4 Class A3
08/16/2027	5.340%	72,207	72,571
Series 2023-3 Class A3
05/15/2028	5.280%	500,000	504,408
Carmax Select Receivables Trust
Series 2024-A Class A2A
09/15/2027	5.780%	195,186	196,428
Carvana Auto Receivables Trust(a)
Series 2024-N1 Class A2
04/12/2027	5.760%	195,404	195,911
Series 2024-N3 Class A2
12/10/2027	4.840%	550,000	550,623
Carvana Auto Receivables Trust
Series 2024-P3 Class A2
11/10/2027	4.610%	575,000	575,037
CCG Receivables Trust(a)
Series 2021-2 Class A2
03/14/2029	0.540%	99,372	98,848
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CNH Equipment Trust
Series 2021-B Class A3
08/17/2026	0.440%	114,521	113,654
Series 2024-A Class A2
07/15/2027	5.190%	377,335	378,149
Series 2024-C Class A2A
02/18/2028	4.300%	450,000	449,505
Dell Equipment Finance Trust(a)
Series 2023-3 Class A3
04/23/2029	5.930%	500,000	506,697
Ent Auto Receivables Trust(a)
Series 2023-1A Class A2
08/16/2027	6.220%	95,700	96,004
Exeter Automobile Receivables Trust
Subordinated Series 2021-2 Class D
04/15/2027	1.400%	450,217	439,548
Subordinated Series 2021-4A Class C
10/15/2027	1.460%	5,146	5,140
Ford Credit Auto Owner Trust
Series 2024-C Class A2A
08/15/2027	4.320%	200,000	199,840
Ford Credit Auto Owner Trust(a)
Subordinated Series 2018-1 Class B
07/15/2031	3.340%	200,000	199,855
Ford Credit Floorplan Master Owner Trust(a)
Series 2023-1 Class A1
05/15/2028	4.920%	500,000	502,852
GLS Auto Receivables Issuer Trust(a)
Series 2023-3A Class A2
03/15/2027	6.040%	141,028	141,417
Subordinated Series 2020-4A Class D
10/15/2026	1.640%	44,979	44,874
GMF Floorplan Owner Revolving Trust(a)
Series 2023-1 Class A1
06/15/2028	5.340%	500,000	505,374
GreenSky Home Improvement Issuer Trust(a)
Series 2024-2 Class A2
10/27/2059	5.250%	275,000	274,950
Harley-Davidson Motorcycle Trust
Series 2022-A Class A3
02/15/2027	3.060%	249,074	247,848
Subordinated Series 2024-B Class A2
08/16/2027	4.620%	100,000	100,098
HPEFS Equipment Trust(a)
Series 2024-2A Class A2
10/20/2031	5.500%	250,000	251,010
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Consolidated Portfolio of Investments (continued)
December 31, 2024
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
John Deere Owner Trust
Series 2022-B Class A3
02/16/2027	3.740%	610,456	607,880
JPMorgan Chase Bank NA - CACLN(a)
Series 2021-3 Class B
02/26/2029	0.760%	12,473	12,370
Kubota Credit Owner Trust(a)
Series 2024-2A Class A2
04/15/2027	5.450%	325,000	327,369
Marlette Funding Trust(a)
Series 2024-1A Class A
07/17/2034	5.950%	53,271	53,480
Oportun Issuance Trust(a)
Series 2024-1A Class A
04/08/2031	6.334%	26,069	26,126
Pagaya AI Debt Grantor Trust(a)
Series 2024-11 Class A
07/15/2032	5.092%	400,000	400,233
Series 2024-5 Class A
10/15/2031	6.278%	88,728	89,818
Pagaya AI Debt Selection Trust(a)
Series 2024-7 Class A
12/15/2031	6.117%	347,531	350,488
Subordinated Series 2024-7 Class B
12/15/2031	6.574%	309,933	312,101
Pagaya AI Debt Trust(a)
Series 2024-1 Class A
07/15/2031	6.660%	143,555	145,289
Series 2024-2 Class A
08/15/2031	6.319%	253,157	255,901
Series 2024-3 Class A
10/15/2031	6.258%	335,641	337,865
PEAC Solutions Receivables LLC(a)
Series 2024-1A Class A2
06/21/2027	5.790%	225,000	227,013
Series 2024-2A Class A2
04/20/2027	4.740%	250,000	249,401
Prosper Marketplace Issuance Trust(a)
Series 2023-1A Class A
07/16/2029	7.060%	12,850	12,879
Series 2024-1A Class A
08/15/2029	6.120%	57,656	57,823
Reach ABS Trust(a)
Series 2024-1A Class A
02/18/2031	6.300%	115,587	116,311
Series 2024-2A Class A
07/15/2031	5.880%	467,691	470,026
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Research-Driven Pagaya Motor Trust(a)
Series 2024-1A Class A
06/25/2032	7.090%	79,261	80,029
Santander Drive Auto Receivables Trust
Series 2022-7 Class A3
04/15/2027	5.750%	91,642	91,725
Series 2024-5 Class A2
09/15/2027	4.880%	50,000	50,088
Subordinated Series 2021-1 Class D
11/16/2026	1.130%	182,713	181,941
Subordinated Series 2022-6 Class B
06/15/2027	4.720%	194,777	194,736
SBNA Auto Lease Trust(a)
Series 2024-A Class A4
01/22/2029	5.240%	725,000	730,879
SCF Equipment Leasing(a)
Series 2024-1A Class A2
11/20/2029	5.880%	200,000	201,434
Toyota Auto Receivables Owner Trust
Series 2022-A Class A3
06/15/2026	1.230%	97,997	97,200
United Auto Credit Securitization Trust(a)
Series 2024-1 Class A
08/10/2026	6.170%	77,341	77,454
Upgrade Receivables Trust(a)
Series 2024-1 Class A
02/18/2031	5.370%	125,000	125,044
Upstart Pass-Through Trust(a)
Series 2021-ST6 Class A
08/20/2027	1.850%	3,792	3,760
Upstart Securitization Trust(a)
Series 2024-1 Class A
11/20/2034	5.330%	135,034	135,170
Verizon Master Trust
Series 2022-2 Class A
07/20/2028	1.530%	225,000	224,658
Volkswagen Auto Loan Enhanced Trust
Series 2024-1 Class A2A
11/22/2027	4.650%	425,000	425,748
Westlake Automobile Receivables Trust(a)
Series 2024-2A Class A2A
08/16/2027	5.750%	600,000	603,034
Subordinated Series 2021-3 Class C
01/15/2027	1.580%	269,269	268,720
Subordinated Series 2021-3A Class D
01/15/2027	2.120%	450,000	444,085
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Consolidated Portfolio of Investments (continued)
December 31, 2024
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Westlake Flooring Master Trust(a)
Series 2024-1A Class A
02/15/2028	5.430%	620,000	624,804
Total Asset-Backed Securities — Non-Agency (Cost $17,379,612)			17,462,718

Commercial Mortgage-Backed Securities - Non-Agency 3.8%

CD Mortgage Trust
Series 2017-CD6 Class ASB
11/13/2050	3.332%	277,838	272,782
CFCRE Commercial Mortgage Trust
Series 2017-C8 Class ASB
06/15/2050	3.367%	192,317	182,665
COMM Mortgage Trust
Series 2015-CR24 Class A4
08/10/2048	3.432%	348,737	346,981
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C25 Class A4
10/15/2048	3.372%	975,000	966,724
Series 2015-C25 Class A5
10/15/2048	3.635%	50,000	49,428
Series 2015-C27 Class A3
12/15/2047	3.473%	515,910	513,712
Series 2016-C31 Class ASB
11/15/2049	2.952%	111,127	109,764
UBS Commercial Mortgage Trust
Series 2017-C3 Class ASB
08/15/2050	3.215%	356,569	350,658
Wells Fargo Commercial Mortgage Trust
Series 2015-C28 Class A3
05/15/2048	3.290%	401,744	399,569
Series 2015-C30 Class A4
09/15/2058	3.664%	300,000	297,527
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $3,439,952)			3,489,810

Corporate Bonds & Notes 25.9%

Aerospace & Defense 1.1%
BAE Systems Holdings, Inc.(a)
12/15/2025	3.850%	239,000	236,807
Boeing Co. (The)
02/01/2027	2.700%	265,000	252,647
L3Harris Technologies, Inc.
12/15/2026	3.850%	250,000	246,043
United Technologies Corp.
08/16/2025	3.950%	240,000	238,781
Total			974,278
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 0.3%
Toyota Motor Credit Corp.(b)
SOFR + 0.770% 08/07/2026	5.140%	235,000	236,128
Banking 7.4%
Bank of America Corp.(b)
SOFR + 1.330% 04/02/2026	5.700%	475,000	476,105
Bank of Montreal(c)
09/10/2027	4.567%	245,000	244,233
Bank of New York Mellon Corp. (The)(c)
07/24/2026	4.414%	245,000	244,335
Bank of Nova Scotia (The)(b)
SOFR + 1.090% 06/12/2025	5.460%	200,000	200,592
BB&T Corp
06/05/2025	3.700%	245,000	243,868
Canadian Imperial Bank of Commerce(b)
SOFR + 0.940% 04/07/2025	5.310%	210,000	210,357
Citigroup, Inc.(b)
SOFR + 1.528% 03/17/2026	5.898%	445,000	445,957
Commonwealth Bank of Australia(a),(b)
SOFR + 0.630% 09/12/2025	5.000%	72,000	72,121
Cooperatieve Rabobank UA(b)
SOFR + 0.620% 08/28/2026	4.990%	285,000	285,647
Goldman Sachs Group, Inc. (The)(c)
08/10/2026	5.798%	425,000	427,374
HSBC Holdings PLC(c)
04/18/2026	1.645%	335,000	331,624
JPMorgan Chase & Co.(c)
11/19/2026	1.045%	525,000	508,182
Morgan Stanley(c)
07/20/2027	1.512%	450,000	428,234
National Australia Bank Ltd.
12/10/2025	4.750%	250,000	250,517
PNC Financial Services Group, Inc. (The)(c)
07/23/2027	5.102%	245,000	246,119
Royal Bank of Canada(b)
SOFR + 0.790% 07/23/2027	5.160%	235,000	235,538
Skandinaviska Enskilda Banken AB(a)
11/19/2025	1.400%	250,000	243,027
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Consolidated Portfolio of Investments (continued)
December 31, 2024
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
State Street Corp.(c)
05/18/2026	5.104%	232,000	232,321
Toronto-Dominion Bank (The)(b)
SOFR + 0.620% 12/17/2026	4.990%	225,000	225,162
UBS Group AG(a),(c)
01/30/2027	1.364%	275,000	264,411
US Bank NA(b)
SOFR + 0.690% 10/22/2027	5.060%	325,000	325,106
Wells Fargo & Co.(c)
08/15/2026	4.540%	425,000	424,082
Westpac Banking Corp.(b)
SOFR + 0.460% 10/20/2026	4.830%	250,000	250,021
Total			6,814,933
Cable and Satellite 0.5%
Charter Communications Operating LLC/Capital
11/10/2026	6.150%	235,000	239,488
Comcast Corp.
01/15/2027	2.350%	265,000	253,255
Total			492,743
Chemicals 0.3%
LYB International Finance III LLC
10/01/2025	1.250%	250,000	243,313
Construction Machinery 0.5%
Caterpillar Financial Services Corp.
05/15/2025	1.450%	245,000	242,204
John Deere Capital Corp.
03/06/2026	4.950%	240,000	241,214
Total			483,418
Diversified Manufacturing 0.5%
Carrier Global Corp.
02/15/2027	2.493%	246,000	235,245
Siemens Financieringsmaatschappij NV(a)
05/27/2025	3.250%	250,000	248,496
Total			483,741
Electric 2.3%
CenterPoint Energy, Inc.
06/01/2026	1.450%	235,000	224,437
Dominion Energy, Inc.
04/15/2026	1.450%	235,000	225,390
DTE Energy Co.
10/01/2026	2.850%	230,000	222,846
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Duke Energy Corp.
09/15/2025	0.900%	232,000	225,804
Eversource Energy
08/15/2025	0.800%	198,000	192,964
Georgia Power Co.(b)
SOFR + 0.750% 05/08/2025	5.120%	185,000	185,370
NextEra Energy Capital Holdings, Inc.
09/01/2025	5.749%	230,000	231,352
Public Service Enterprise Group, Inc.
08/15/2025	0.800%	218,000	212,663
WEC Energy Group, Inc.
09/27/2025	5.000%	230,000	230,375
Xcel Energy, Inc.
06/01/2025	3.300%	197,000	195,529
Total			2,146,730
Food and Beverage 1.5%
Bacardi Ltd.(a)
05/15/2025	4.450%	310,000	309,425
Campbell Soup Co.
03/20/2026	5.300%	250,000	251,627
Diageo Capital PLC
09/29/2025	1.375%	200,000	195,314
Kraft Heinz Foods Co.
06/01/2026	3.000%	157,000	153,236
Mondelez International, Inc.
05/04/2025	1.500%	230,000	227,402
Tyson Foods, Inc.
06/02/2027	3.550%	250,000	242,601
Total			1,379,605
Health Care 1.1%
Becton Dickinson and Co.
06/06/2027	3.700%	235,000	229,301
CVS Health Corp.
07/20/2025	3.875%	230,000	228,371
GE HealthCare Technologies, Inc.
11/15/2025	5.600%	290,000	291,850
HCA, Inc.
02/15/2026	5.875%	245,000	246,236
Total			995,758
Healthcare Insurance 0.5%
Anthem, Inc.
03/15/2026	1.500%	252,000	242,678
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Consolidated Portfolio of Investments (continued)
December 31, 2024
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UnitedHealth Group, Inc.(b)
SOFR + 0.500% 07/15/2026	4.870%	250,000	250,679
Total			493,357
Independent Energy 0.8%
Occidental Petroleum Corp.
08/01/2027	5.000%	230,000	230,318
Pioneer Natural Resources Co.
03/29/2026	5.100%	210,000	211,388
Woodside Finance Ltd.(a)
03/05/2025	3.650%	258,000	257,245
Total			698,951
Integrated Energy 0.2%
BP Capital Markets America, Inc.
05/04/2026	3.119%	190,000	186,621
Life Insurance 1.1%
Corebridge Global Funding(a)
06/24/2026	5.350%	200,000	201,798
Met Tower Global Funding(a)
06/20/2026	5.400%	250,000	252,809
New York Life Global Funding(a)
06/24/2025	0.950%	116,000	114,016
Pricoa Global Funding I(a)
09/01/2025	0.800%	175,000	170,638
Principal Life Global Funding II(a)
11/17/2026	1.500%	250,000	235,938
Total			975,199
Media and Entertainment 0.3%
Discovery Communications LLC
03/11/2026	4.900%	235,000	234,488
Midstream 1.8%
Enbridge, Inc.
11/15/2026	5.900%	230,000	234,487
Energy Transfer Partners LP
01/15/2026	4.750%	230,000	229,754
Enterprise Products Operating LLC
01/10/2026	5.050%	240,000	241,149
Kinder Morgan, Inc.
06/01/2025	4.300%	230,000	229,456
Plains All American Pipeline LP/Finance Corp.
10/15/2025	4.650%	230,000	229,627
Western Gas Partners LP
07/01/2026	4.650%	250,000	248,862
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Williams Companies, Inc. (The)
06/15/2027	3.750%	260,000	253,337
Total			1,666,672
Natural Gas 0.3%
NiSource, Inc.
08/15/2025	0.950%	250,000	244,005
Pharmaceuticals 1.7%
AbbVie, Inc.
03/15/2025	3.800%	240,000	239,476
Amgen, Inc.
05/01/2025	3.125%	220,000	218,777
AstraZeneca PLC
11/16/2025	3.375%	220,000	217,868
Bristol-Myers Squibb Co.
02/20/2026	4.950%	215,000	216,103
Gilead Sciences, Inc.
03/01/2026	3.650%	235,000	232,360
Pfizer Investment Enterprises Pte., Ltd.
05/19/2026	4.450%	260,000	259,645
Roche Holdings, Inc.(a)
05/15/2026	2.625%	200,000	195,214
Total			1,579,443
Property & Casualty 0.5%
Chubb INA Holdings, Inc.
05/03/2026	3.350%	250,000	246,236
Loews Corp.
04/01/2026	3.750%	250,000	247,402
Total			493,638
Railroads 0.6%
CSX Corp.
11/01/2025	3.350%	225,000	222,771
Norfolk Southern Corp.
06/15/2026	2.900%	150,000	146,532
Union Pacific Corp.
01/15/2025	3.250%	212,000	211,854
Total			581,157
Retailers 0.2%
Home Depot, Inc. (The)
06/25/2026	5.150%	196,000	197,960
Technology 1.0%
Broadcom, Inc.
11/15/2025	3.150%	245,000	241,751
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Consolidated Portfolio of Investments (continued)
December 31, 2024
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Microchip Technology, Inc.
09/01/2025	4.250%	225,000	224,188
NXP BV/Funding LLC
03/01/2026	5.350%	240,000	240,972
Oracle Corp.
07/15/2026	2.650%	250,000	242,542
Total			949,453
Transportation Services 0.3%
ERAC USA Finance LLC(a)
11/01/2025	3.800%	289,000	286,984
Wireless 0.6%
American Tower Corp.
01/15/2025	2.950%	275,000	274,752
T-Mobile US, Inc.
04/15/2027	3.750%	250,000	244,241
Total			518,993
Wirelines 0.5%
AT&T, Inc.
03/25/2026	1.700%	250,000	241,251
Verizon Communications, Inc.
03/16/2027	4.125%	235,000	232,326
Total			473,577
Total Corporate Bonds & Notes (Cost $23,717,279)			23,831,145

Foreign Government Obligations(d) 0.6%

Canada 0.6%
Province of Ontario
01/21/2026	0.625%	265,000	254,421
Province of Quebec
07/23/2025	0.600%	260,000	254,534
Total			508,955
Total Foreign Government Obligations (Cost $509,003)			508,955

Residential Mortgage-Backed Securities - Non-Agency 4.1%

Connecticut Avenue Securities Trust(a),(b)
CMO Series 2022-R05 Class 2M1
30-day Average SOFR + 1.900% 04/25/2042	6.469%	103,258	103,928
JP Morgan Mortgage Trust(a),(b)
CMO Series 2024-HE3 Class A1
30-day Average SOFR + 1.200% 02/25/2055	6.413%	383,031	383,904
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PRET LLC(a),(c)
CMO Series 2024-NPL2 Class A1
02/25/2054	7.021%	733,246	735,966
CMO Series 2024-NPL4 Class A1
07/25/2054	6.996%	97,521	97,212
CMO Series 2024-NPL6 Class A1
10/25/2054	5.926%	245,178	245,131
CMO Series 2024-NPL7 Class A1
10/25/2054	5.925%	221,167	221,111
CMO Series 2024-NPL8 Class A1
11/25/2054	6.032%	297,811	298,547
CMO Series 2024-RN1 Class A1
03/25/2054	7.143%	501,056	503,877
PRET LLC(a),(c),(e),(f)
CMO Series 2024-NPL9 Class A1
12/25/2054	5.851%	325,000	325,000
Pretium Mortgage Credit Partners LLC(a),(c)
CMO Series 2021-RN2 Class A1
07/25/2051	4.744%	127,460	126,552
PRPM LLC(a),(c),(e),(f)
CMO Series 2024-8 Class A1
12/25/2029	5.911%	325,000	325,000
RCO Mortgage LLC(a),(c)
CMO Series 2024-1 Class A1
01/25/2029	7.021%	71,155	71,348
Towd Point Mortgage Trust(a),(g)
CMO Series 2021-SJ1 Class A1
07/25/2068	2.250%	306,128	294,951
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $3,736,999)			3,732,527

Treasury Bills 0.5%
Issuer	Yield	Principal Amount ($)	Value ($)
United States 0.5%
U.S. Treasury Bills
02/06/2025	4.240%	500,000	497,862
Total Treasury Bills (Cost $497,787)			497,862

U.S. Government & Agency Obligations 0.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Farm Credit Banks Funding Corp.(b)
SOFR + 0.180% 03/07/2025	4.550%	225,000	225,067
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Consolidated Portfolio of Investments (continued)
December 31, 2024
U.S. Government & Agency Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
01/07/2025	1.625%	275,000	274,844
Total U.S. Government & Agency Obligations (Cost $499,862)			499,911

Money Market Funds 33.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.573%(h),(i)	30,650,432	30,644,302
Total Money Market Funds (Cost $30,639,478)		30,644,302
Total Investments in Securities (Cost: $80,419,972)		80,667,230
Other Assets & Liabilities, Net		11,232,689
Net Assets		91,899,919
At December 31, 2024, securities and/or cash totaling $6,476,880 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Brent Crude	20	01/2025	USD	1,492,800	42,254	—
Brent Crude	4	03/2025	USD	295,520	10,094	—
Brent Crude	13	03/2025	USD	960,440	—	(29,134)
Brent Crude	17	05/2025	USD	1,245,250	70,848	—
Brent Crude	34	07/2025	USD	2,469,420	48,056	—
Cocoa	4	03/2025	USD	467,000	223,234	—
Coffee	5	03/2025	USD	599,531	235,512	—
Coffee	8	05/2025	USD	944,550	—	(28,514)
Coffee	16	07/2025	USD	1,850,700	347,363	—
Coffee	8	09/2025	USD	906,000	—	(23,107)
Copper	6	03/2025	USD	603,975	—	(37,699)
Copper	10	05/2025	USD	1,014,875	—	(39,538)
Copper	19	07/2025	USD	1,943,700	—	(99,014)
Copper	9	09/2025	USD	925,875	—	(41,759)
Corn	25	03/2025	USD	573,125	50,930	—
Corn	42	05/2025	USD	978,075	29,246	—
Corn	83	07/2025	USD	1,945,313	74,093	—
Corn	43	09/2025	USD	951,375	14,266	—
Cotton	15	03/2025	USD	513,000	—	(26,854)
Cotton	6	05/2025	USD	208,470	—	(2,214)
Cotton	13	07/2025	USD	458,250	—	(23,876)
Cotton	6	12/2025	USD	209,100	—	(3,962)
Gas Oil	9	03/2025	USD	619,200	16,950	—
Gas Oil	4	03/2025	USD	275,200	—	(15,968)
Gas Oil	6	05/2025	USD	407,100	25,432	—
Gas Oil	4	07/2025	USD	270,200	7,316	—
Gas Oil	9	07/2025	USD	607,950	—	(5,157)
Gas Oil	6	09/2025	USD	404,850	10,576	—
Gold 100 oz.	11	02/2025	USD	2,905,100	7,209	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Consolidated Portfolio of Investments (continued)
December 31, 2024
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Gold 100 oz.	13	04/2025	USD	3,465,800	240,432	—
Gold 100 oz.	12	06/2025	USD	3,230,520	118,381	—
Gold 100 oz.	9	08/2025	USD	2,445,210	25,940	—
Gold 100 oz.	16	08/2025	USD	4,347,040	—	(75,645)
Hard Red Winter Wheat	13	03/2025	USD	363,513	—	(13,765)
Hard Red Winter Wheat	10	05/2025	USD	283,875	437	—
Hard Red Winter Wheat	1	07/2025	USD	28,800	243	—
Hard Red Winter Wheat	18	07/2025	USD	518,400	—	(5,864)
Hard Red Winter Wheat	9	09/2025	USD	264,600	621	—
Lead	12	03/2025	USD	584,442	—	(35,121)
Lead	3	05/2025	USD	147,565	—	(3,989)
Lead	6	07/2025	USD	298,055	—	(17,465)
Lead	3	09/2025	USD	150,565	—	(6,829)
Lean Hogs	20	02/2025	USD	650,400	23,685	—
Lean Hogs	7	02/2025	USD	227,640	—	(7,096)
Lean Hogs	11	04/2025	USD	380,930	48,175	—
Lean Hogs	9	06/2025	USD	357,030	24,537	—
Lean Hogs	4	07/2025	USD	159,320	1,164	—
Lean Hogs	5	07/2025	USD	199,150	—	(279)
Lean Hogs	9	08/2025	USD	354,150	—	(3,959)
Live Cattle	15	02/2025	USD	1,149,600	31,226	—
Live Cattle	9	04/2025	USD	699,390	52,411	—
Live Cattle	9	06/2025	USD	682,650	55,702	—
Live Cattle	18	08/2025	USD	1,350,720	37,536	—
Natural Gas	61	02/2025	USD	1,889,780	83,300	—
Natural Gas	52	04/2025	USD	1,641,640	172,551	—
Natural Gas	92	06/2025	USD	3,240,240	343,360	—
Natural Gas	46	08/2025	USD	1,629,320	115,829	—
Nickel	2	03/2025	USD	183,640	—	(23,827)
Nickel	4	05/2025	USD	371,130	—	(15,822)
Nickel	9	07/2025	USD	842,819	—	(70,986)
Nickel	4	09/2025	USD	378,330	—	(12,687)
NY Harbor ULSD Heat Oil	5	02/2025	USD	481,824	12,572	—
NY Harbor ULSD Heat Oil	1	02/2025	USD	96,365	—	(6,449)
NY Harbor ULSD Heat Oil	4	04/2025	USD	376,454	17,732	—
NY Harbor ULSD Heat Oil	1	06/2025	USD	93,656	1,244	—
NY Harbor ULSD Heat Oil	6	06/2025	USD	561,935	—	(8,008)
NY Harbor ULSD Heat Oil	4	08/2025	USD	375,396	7,907	—
Primary Aluminum	7	03/2025	USD	447,120	4,965	—
Primary Aluminum	13	05/2025	USD	830,369	57,349	—
Primary Aluminum	25	07/2025	USD	1,600,081	—	(28,875)
Primary Aluminum	13	09/2025	USD	833,944	—	(19,177)
RBOB Gasoline	7	02/2025	USD	596,555	14,096	—
RBOB Gasoline	6	02/2025	USD	511,333	—	(10,386)
RBOB Gasoline	4	04/2025	USD	374,438	30,038	—
RBOB Gasoline	2	06/2025	USD	183,565	5,445	—
RBOB Gasoline	6	06/2025	USD	550,696	—	(3,801)
RBOB Gasoline	4	08/2025	USD	353,690	5,671	—
Silver	6	03/2025	USD	877,260	20,188	—
Silver	7	05/2025	USD	1,034,425	—	(61,582)
Silver	14	07/2025	USD	2,090,200	—	(119,604)
Silver	7	09/2025	USD	1,055,705	—	(93,007)
Soybean	5	03/2025	USD	252,625	2,551	—
Soybean	15	03/2025	USD	757,875	—	(52,002)
Soybean	16	05/2025	USD	817,800	—	(16,609)
Soybean	32	07/2025	USD	1,655,600	—	(48,249)
Soybean	16	11/2025	USD	820,200	12,119	—
Soybean Meal	26	03/2025	USD	823,940	49,426	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Consolidated Portfolio of Investments (continued)
December 31, 2024
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Soybean Meal	12	03/2025	USD	380,280	—	(1,147)
Soybean Meal	16	05/2025	USD	516,320	6,888	—
Soybean Meal	32	07/2025	USD	1,048,320	40,807	—
Soybean Meal	16	12/2025	USD	525,760	30,724	—
Soybean Oil	29	03/2025	USD	702,264	—	(44,138)
Soybean Oil	20	05/2025	USD	488,280	4,842	—
Soybean Oil	39	07/2025	USD	957,996	—	(95,883)
Soybean Oil	20	12/2025	USD	489,720	—	(28,506)
Sugar #11	20	02/2025	USD	431,424	8,719	—
Sugar #11	53	02/2025	USD	1,143,274	—	(8,661)
Sugar #11	22	04/2025	USD	439,824	—	(33,266)
Sugar #11	45	06/2025	USD	882,000	—	(92,952)
Sugar #11	22	09/2025	USD	430,461	—	(34,457)
Wheat	12	03/2025	USD	330,900	—	(18,515)
Wheat	15	05/2025	USD	421,875	1,076	—
Wheat	31	07/2025	USD	882,725	—	(31,657)
Wheat	15	09/2025	USD	435,750	—	(4,137)
WTI Crude	40	02/2025	USD	2,850,000	97,549	—
WTI Crude	4	02/2025	USD	285,000	—	(10,462)
WTI Crude	17	04/2025	USD	1,198,500	95,691	—
WTI Crude	35	06/2025	USD	2,444,400	44,678	—
WTI Crude	18	08/2025	USD	1,244,700	33,227	—
Zinc	29	03/2025	USD	2,160,747	—	(39,313)
Zinc	7	05/2025	USD	522,473	51,650	—
Zinc	13	07/2025	USD	972,257	—	(9,037)
Zinc	7	09/2025	USD	524,223	—	(20,560)
Total					3,246,063	(1,610,570)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	(46)	03/2025	USD	(9,458,031)	3,538	—
Notes to Consolidated Portfolio of Investments
(a)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2024, the total value of these securities amounted to $18,876,557, which represents 20.54% of total net assets.

(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2024.
(c)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2024.

(d)	Principal and interest may not be guaranteed by a governmental entity.
(e)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2024, the total value of these securities amounted to $650,000, which represents 0.71% of total net assets.

(f)	Valuation based on significant unobservable inputs.
(g)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2024.

(h)	The rate shown is the seven-day current annualized yield at December 31, 2024.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Consolidated Portfolio of Investments (continued)
December 31, 2024
Notes to Consolidated Portfolio of Investments (continued)
(i)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.573%
	11,041,418	103,502,193	(83,900,630)	1,321	30,644,302	(1,366)	1,393,405	30,650,432
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
SOFR	Secured Overnight Financing Rate
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Consolidated Portfolio of Investments (continued)
December 31, 2024
Fair value measurements   (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities - Non-Agency	—	17,462,718	—	17,462,718
Commercial Mortgage-Backed Securities - Non-Agency	—	3,489,810	—	3,489,810
Corporate Bonds & Notes	—	23,831,145	—	23,831,145
Foreign Government Obligations	—	508,955	—	508,955
Residential Mortgage-Backed Securities - Non-Agency	—	3,082,527	650,000	3,732,527
Treasury Bills	—	497,862	—	497,862
U.S. Government & Agency Obligations	—	499,911	—	499,911
Money Market Funds	30,644,302	—	—	30,644,302
Total Investments in Securities	30,644,302	49,372,928	650,000	80,667,230
Investments in Derivatives
Asset
Futures Contracts	3,249,601	—	—	3,249,601
Liability
Futures Contracts	(1,610,570)	—	—	(1,610,570)
Total	32,283,333	49,372,928	650,000	82,306,261
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Consolidated Statement of Assets and Liabilities
December 31, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $49,780,494)	$50,022,928
Affiliated issuers (cost $30,639,478)	30,644,302
Cash	4,710,481
Margin deposits on:
Futures contracts	6,476,880
Receivable for:
Capital shares sold	3,035
Dividends	120,613
Interest	261,488
Foreign tax reclaims	550
Variation margin for futures contracts	588,222
Expense reimbursement due from Investment Manager	191
Prepaid expenses	4,106
Total assets	92,832,796
Liabilities
Payable for:
Capital shares redeemed	316,169
Variation margin for futures contracts	520,131
Management services fees	1,589
Distribution and/or service fees	206
Service fees	3,332
Compensation of chief compliance officer	19
Compensation of board members	405
Other expenses	29,272
Deferred compensation of board members	61,754
Total liabilities	932,877
Net assets applicable to outstanding capital stock	$91,899,919
Represented by
Paid in capital	240,990,416
Total distributable earnings (loss)	(149,090,497)
Total - representing net assets applicable to outstanding capital stock	$91,899,919
Class 1
Net assets	$61,730,421
Shares outstanding	15,913,156
Net asset value per share	$3.88
Class 2
Net assets	$30,169,498
Shares outstanding	7,950,611
Net asset value per share	$3.79
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Consolidated Statement of Operations
Year Ended December 31, 2024

Net investment income
Income:
Dividends — affiliated issuers	$1,393,405
Interest	3,866,455
Interfund lending	810
Total income	5,260,670
Expenses:
Management services fees	675,798
Distribution and/or service fees
Class 2	78,378
Service fees	44,168
Custodian fees	21,393
Printing and postage fees	13,255
Accounting services fees	41,999
Legal fees	13,102
Compensation of chief compliance officer	16
Compensation of board members	11,650
Deferred compensation of board members	15,452
Other	35,522
Total expenses	950,733
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(57,106)
Total net expenses	893,627
Net investment income	4,367,043
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	288,889
Investments — affiliated issuers	(1,366)
Futures contracts	445,498
Net realized gain	733,021
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(51,915)
Investments — affiliated issuers	1,321
Futures contracts	2,427,782
Net change in unrealized appreciation (depreciation)	2,377,188
Net realized and unrealized gain	3,110,209
Net increase in net assets resulting from operations	$7,477,252
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Consolidated Statement of Changes in Net Assets

	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations
Net investment income	$4,367,043	$3,979,149
Net realized gain (loss)	733,021	(10,961,017)
Net change in unrealized appreciation (depreciation)	2,377,188	(1,898,170)
Net increase (decrease) in net assets resulting from operations	7,477,252	(8,880,038)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(2,795,388)	(17,687,776)
Class 2	(1,071,019)	(7,908,766)
Total distributions to shareholders	(3,866,407)	(25,596,542)
Increase (decrease) in net assets from capital stock activity	(16,335,660)	1,376,936
Total decrease in net assets	(12,724,815)	(33,099,644)
Net assets at beginning of year	104,624,734	137,724,378
Net assets at end of year	$91,899,919	$104,624,734

	Year Ended		Year Ended
	December 31, 2024		December 31, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	655,502	2,494,343	265,985	1,179,932
Distributions reinvested	759,616	2,795,388	4,444,165	17,687,776
Shares redeemed	(4,949,196)	(19,108,047)	(2,319,836)	(9,626,153)
Net increase (decrease)	(3,534,078)	(13,818,316)	2,390,314	9,241,555
Class 2
Shares sold	818,916	3,092,693	810,817	3,563,933
Distributions reinvested	297,505	1,071,019	2,027,888	7,908,766
Shares redeemed	(1,766,515)	(6,681,056)	(4,329,231)	(19,337,318)
Net decrease	(650,094)	(2,517,344)	(1,490,526)	(7,864,619)
Total net increase (decrease)	(4,184,172)	(16,335,660)	899,788	1,376,936
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2024	$3.76	0.16	0.10	—	0.26	(0.14)	(0.14)
Year Ended 12/31/2023	$5.11	0.15	(0.44)	0.00 (c)	(0.29)	(1.06)	(1.06)
Year Ended 12/31/2022	$5.73	0.04	1.10	—	1.14	(1.76)	(1.76)
Year Ended 12/31/2021	$4.33	(0.03)	1.44	—	1.41	(0.01)	(0.01)
Year Ended 12/31/2020	$5.55	0.01	(0.22)	—	(0.21)	(1.01)	(1.01)
Class 2
Year Ended 12/31/2024	$3.67	0.15	0.10	—	0.25	(0.13)	(0.13)
Year Ended 12/31/2023	$5.01	0.14	(0.44)	0.00 (c)	(0.30)	(1.04)	(1.04)
Year Ended 12/31/2022	$5.65	0.03	1.08	—	1.11	(1.75)	(1.75)
Year Ended 12/31/2021	$4.28	(0.04)	1.41	—	1.37	—	—
Year Ended 12/31/2020	$5.50	(0.02)	(0.20)	—	(0.22)	(1.00)	(1.00)

Notes to Consolidated Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.
(e)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	12/31/2022	12/31/2021
Class 1	0.01%	0.01%
Class 2	less than 0.01%	0.01%
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Consolidated Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2024	$3.88	7.24%	0.81%	0.76%	4.15%	115%	$61,730
Year Ended 12/31/2023	$3.76	(6.82% )(d)	0.78%	0.75%	3.47%	111%	$73,029
Year Ended 12/31/2022	$5.11	19.09%	0.75% (e)	0.74% (e)	0.58%	93%	$87,123
Year Ended 12/31/2021	$5.73	32.63%	0.76% (e)	0.76% (e)	(0.56% )	101%	$102,522
Year Ended 12/31/2020	$4.33	(1.29% )	0.70%	0.70%	0.23%	0%	$103,243
Class 2
Year Ended 12/31/2024	$3.79	7.09%	1.06%	1.01%	3.89%	115%	$30,169
Year Ended 12/31/2023	$3.67	(7.14% )(d)	1.03%	1.00%	3.17%	111%	$31,596
Year Ended 12/31/2022	$5.01	18.70%	1.01% (e)	0.99% (e)	0.48%	93%	$50,602
Year Ended 12/31/2021	$5.65	32.01%	1.01% (e)	1.01% (e)	(0.80% )	101%	$28,996
Year Ended 12/31/2020	$4.28	(1.55% )	0.98%	0.98%	(0.39% )	0%	$15,862
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements
December 31, 2024
Note 1. Organization
Columbia Variable Portfolio – Commodity Strategy Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
CVPCSF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At December 31, 2024, the Subsidiary financial statement information is as follows:
CVPCSF Offshore Fund, Ltd.
% of consolidated fund net assets	12.18%
Net assets	$11,190,939
Net investment income (loss)	203,326
Net realized gain (loss)	368,506
Net change in unrealized appreciation (depreciation)	2,275,413
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements (continued)
December 31, 2024
Segment reporting
In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (ASU 2023-07). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or its results of operations. The intent of the ASU 2023-07 is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures.
The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements (continued)
December 31, 2024
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in the underlying rate, asset or reference instrument and individual markets. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally expected to be limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk in respect of over-the-counter derivatives, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the

Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements (continued)
December 31, 2024
extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to the commodities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2024:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	3,538 *
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	3,246,063 *
Total		3,249,601

Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements (continued)
December 31, 2024
Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,610,570 *

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended December 31, 2024:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Commodity-related investment risk	368,506
Interest rate risk	76,992
Total	445,498

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Commodity-related investment risk	2,275,413
Interest rate risk	152,369
Total	2,427,782
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2024:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	116,717,725
Futures contracts — short	13,242,283
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements (continued)
December 31, 2024
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Consolidated Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements (continued)
December 31, 2024
Recent accounting pronouncements and regulatory updates
Accounting Standards Update 2023-09 Income Taxes (Topic 740)
In December 2023, the FASB issued Accounting Standards Update No. 2023-09 Income Taxes (Topic 740) Improvements to Income Tax Disclosures. The amendments were issued to enhance the transparency and decision usefulness of income tax disclosures primarily related to rate reconciliation and income taxes paid information. The amendments are effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management expects that the adoption of the amendments will not have a material impact on its financial statements.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.63% to 0.49% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2024 was 0.63% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a Subadvisory Agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of December 31, 2024, Threadneedle is not providing services to the Fund pursuant to the Subadvisory Agreement.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Consolidated Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2024 was 0.04% of the Fund’s average daily net assets.

Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements (continued)
December 31, 2024
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2025 (%)
Class 1	0.76
Class 2	1.01
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation, non-deductible expenses and investments in commodity subsidiaries. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(2,594,669)	(33,499)	2,628,168
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements (continued)
December 31, 2024
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2024			Year Ended December 31, 2023
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
3,866,407	—	3,866,407	25,596,542	—	25,596,542
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
7,428,185	—	(162,787)	(145,882,850)
At December 31, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
237,744,556	3,537	(145,886,387)	(145,882,850)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2024, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2024, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	(162,787)	(162,787)	401,975
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $76,415,090 and $108,705,234, respectively, for the year ended December 31, 2024, of which $21,209,103 and $21,571,103, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.

Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements (continued)
December 31, 2024
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2024 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,040,000	5.67	5
Interest income earned by the Fund is recorded as Interfund lending in the Consolidated Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2024.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 24, 2024 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 24, 2024 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
The Fund had no borrowings during the year ended December 31, 2024.
Note 9. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments (and therefore the Fund) to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements (continued)
December 31, 2024
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates.  Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease.  Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the Fund’s net asset value and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions

Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements (continued)
December 31, 2024
or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund’s investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. Certain money market funds (including the Fund’s cash sweep vehicle) must impose a mandatory liquidity fee on redemptions if daily net redemptions exceed 5% of their net assets and certain money market funds (including the Fund’s cash sweep vehicle) may impose a discretionary liquidity fee of up to 2% on redemptions if that fee is determined to be in the best interest of the money market fund. The amount of any mandatory liquidity fee will represent a good faith estimate of the costs of liquidating a pro rata portion of each of the money market fund’s portfolio holdings to meet the redemptions, or 1% if such an amount cannot be estimated. Such fees, if imposed, will reduce the amount the Fund receives on redemptions. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority,
Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements (continued)
December 31, 2024
enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Sector risk
At times, the Fund may have a significant portion of its assets exposed to one or more economic sectors. The Fund’s exposures to these sectors may be affected by economic, regulatory, political or market events or conditions, which may make the Fund vulnerable to unfavorable developments in these economic sectors.
Agricultural Sector. The Fund is vulnerable to the particular risks that may affect the agricultural sector. The agricultural (e.g., grain) sector may be adversely affected by changes or trends in commodity prices and labor costs, which may be influenced by unpredictable factors. The agricultural sector is subject to government subsidy policies and environmental, health and safety laws and regulations and changes to these policies, laws and regulations may have a material adverse effect on this sector. Adverse weather conditions and various geopolitical events also may adversely affect this sector.
Energy Sector. The Fund is vulnerable to the particular risks that may affect the energy sector. The energy sector is subject to certain risks, including legislative or regulatory changes, adverse market conditions and increased competition. Performance of commodities in the energy sector may be affected by factors including, among others, fluctuations in energy prices, energy fuel supply and demand factors, energy conservation, the success of exploration projects, local and international policies, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes or fires in prime natural resources areas) and political events (such as government instability or military confrontations and actions) can affect the value of commodities in the energy sector. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The energy sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international policies, and adverse market conditions.
Precious Metals Sector. The Fund is vulnerable to the particular risks that may affect the precious metals sector. The precious metals sector is subject to certain risks, including that process of precious metals are significantly affected by exchange rates, import controls, increased competition, environmental policies, consumer demand, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes or fires in prime natural resource areas) and political events (such as government instability or military confrontations and actions) can affect the value of the precious metals sector. Performance of the precious metals sector may be affected by factors including, among others, economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The precious metals sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international policies, and adverse market conditions. In addition, prices of, and thus the Fund’s exposure to, precious metals are considered speculative and are affected by a variety of worldwide and economic, financial and political factors. Prices of precious metals may fluctuate sharply.
Shareholder concentration risk
At December 31, 2024, affiliated shareholders of record owned 82.6% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements (continued)
December 31, 2024
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Commodity Strategy Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Variable Portfolio – Commodity Strategy Fund and its subsidiary (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2024, the related consolidated statement of operations for the year ended December 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 24, 2025
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.

Columbia Variable Portfolio – Commodity Strategy Fund  | 2024

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Columbia Variable Portfolio – Commodity Strategy Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2025 Columbia Management Investment Advisers, LLC.
ANN7001_12_D01_(02/25)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The fees and expenses of the independent trustees are included in "Compensation of board members" and "Deferred compensation of board members" on each Fund's Consolidated Statement of Operations as part of the Registrant's financial statements filed under Item 7 of this Form N-CSR.  Additionally, the compensation paid by the Trust to the Chief Compliance Officer is included in "Compensation of chief compliance officer" on each Fund's Consolidated Statement of Operations as part of the Registrant's financial statements filed under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or Item 15 of Form N-CSR.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Series Trust II

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 24, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 24, 2025

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	February 24, 2025

By (Signature and Title)	/s/ Charles H. Chiesa
Charles H. Chiesa, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	February 24, 2025